SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-12


                         GUARANTY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( ) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    item 22(a)(2) of Schedule 14A.

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                          [Definitive Proxy Statement]


                         GUARANTY FINANCIAL CORPORATION




Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Guaranty Financial Corporation ("Guaranty"), which will be held on April 25, 2002, at 10:00 a.m., at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia (the "Meeting"). At the Meeting, three directors will be elected for terms of three years each.

         Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed with this mailing. If you decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect.

         The Board of Directors and Management of Guaranty appreciate your continued support and look forward to seeing you at the Meeting.

                                   Sincerely yours,

                                   /s/ William E. Doyle, Jr.

                                   William E. Doyle, Jr.
                                   President and Chief Executive Officer



Charlottesville, Virginia
March 25, 2002

                         GUARANTY FINANCIAL CORPORATION

                            1658 State Farm Boulevard
                         Charlottesville, Virginia 22911

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 25, 2002



         NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of the holders of shares of Common Stock ("Common Stock") of Guaranty Financial Corporation ("Guaranty") will be held at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia on April 25, 2002 at 10:00 a.m., for the following purposes:

         1. To elect three directors for terms of three years each, or until their successors are elected and qualify; and

         2. To transact such other business as may properly come before the Meeting.

         Holders of shares of Common Stock of record at the close of business on March 8, 2002, will be entitled to vote at the Meeting.

         You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Meeting. A postage-paid return envelope is enclosed for your convenience.

         If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Esther S. Sheler

                                 Esther S. Sheler
                                 Secretary

Charlottesville, Virginia
March 25, 2002

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------

                         GUARANTY FINANCIAL CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 25, 2002

                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, par value $1.25 per share ("Common Stock"), of Guaranty Financial Corporation ("Guaranty") in connection with the solicitation of proxies by the Board of Directors of Guaranty to be used at the Annual Meeting of Shareholders to be held on April 25, 2002, at 10:00 a.m., at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia, and any adjournment thereof (the "Meeting"). At the Meeting, three directors will be elected for terms of three years each.

         The principal executive offices of Guaranty are located at 1658 State Farm Boulevard, Charlottesville, Virginia 22911. The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to Guaranty's shareholders is March 25, 2002.

         The Board of Directors has fixed the close of business on March 8, 2002, as the record date (the "Record Date") for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, there were 1,961,727 shares of Common Stock outstanding held by approximately 1,077 shareholders. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.

         As of the Record Date, directors and executive officers of Guaranty and their affiliates, as a group, owned of record and beneficially a total of 454,224 shares of Common Stock, or approximately 22.53% of the shares of Common Stock outstanding on such date. Directors and executive officers of Guaranty have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy.

         A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

         A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to Guaranty of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as voting in favor of or against the particular matter.

         Shareholders of Guaranty are requested to complete, date and sign the accompanying form of proxy and return it promptly to Guaranty in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, proxies received by Guaranty will be voted for approval of the directors nominated for election.

         Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Guaranty, by executing and delivering a substitute proxy to Guaranty or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the meeting date, to Esther S. Sheler, Secretary, Guaranty Financial Corporation, 1658 State Farm Boulevard, Charlottesville, Virginia 22911.

         The cost of soliciting proxies for the Meeting will be borne by Guaranty.


                              ELECTION OF DIRECTORS

         Three directors are to be elected to serve for terms of three years each. The Board of Directors has no reason to believe that any of the nominees will be unavailable. William E. Doyle, Jr. is standing for election for the first time.

         The Board of Directors acts as a Nominating Committee for selecting the nominees for election as directors. Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Board of Directors under procedures that Guaranty has established. See "Proposals for 2003 Annual Meeting of Shareholders."

         The following information sets forth the names, ages, principal occupations and business experience for all nominees and incumbent directors. The date shown for first election as a director in the information below represents the year in which the nominee or incumbent director was first elected to the Board of Directors of Guaranty or previously to the Board of Directors of Guaranty Bank, Guaranty's predecessor and now wholly owned subsidiary. Unless otherwise indicated, the business experience and principal occupations shown for each nominee or incumbent director has extended five or more years.

                              Nominees for Election
                           for Terms Expiring in 2005

William E. Doyle, Jr., 49, has been a director since 2001.
         Mr. Doyle has been Guaranty's President and Chief Executive Officer since May 2001. From November 1997 to May 2001, he was Senior Vice President, Mortgage and Retail Services, of The Middleburg Bank and, from 1996 to 1997, he was a private consultant in the banking industry.

Jason I. Eckford, Jr., 72, has been a director since 1999.
         Mr.   Eckford  is   President   of  Eckford   Financial   Services   in
         Charlottesville, Virginia.

Harry N. Lewis, 74, has been a director since 1981 and has been Vice Chairman of Guaranty's Board of Directors since 1989.
         Mr. Lewis is owner of O'Neill Mortgage Corp., a mortgage company in Charlottesville, Virginia that he acquired in 1990. He has also been President of Lewis Insurance Agency, Inc., an insurance sales company in Charlottesville, Virginia, since July 1952.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

                           Incumbent Directors Serving
                           for Terms Expiring in 2003

Douglas E. Caton,  59, has been a director  since 1981 and has been  Chairman of
         Guaranty's Board of Directors since 1989.
         Mr. Caton is a commercial real estate investor and developer. He is also Chief Executive Officer and owner of Management Services Corporation, a real estate management and development company. A combat veteran of the Vietnam War, Mr. Caton is a Major General in the United States Army Reserve with over 32 years of service.

John R. Metz, 64, has been a director since 1980.
         Mr.   Metz  is  a   pharmacist   at  Martha   Jefferson   Hospital   in
         Charlottesville, Virginia.

James R. Sipe, Jr., 46, has been a director since 1996.
         Mr. Sipe is an associate broker with Coldwell Banker Funkhouser Realtors (formerly Prudential Funkhouser & Associates), a real estate sales company in Harrisonburg, Virginia.

                           Incumbent Directors Serving
                           for Terms Expiring in 2004

Henry J. Browne, 69, has been a director since 1976.
         Mr. Browne is an architect in private practice with a studio in Boca Grande, Florida.

Oscar W. Smith, Jr., 71, has been a director since 1976.
         Mr. Smith is owner of K-B Management Co. in Charlottesville, Virginia.


The Board of Directors and Committees

         Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board of Directors held 12 meetings in the year ended December 31, 2001. For the year ended December 31, 2001, each of Guaranty's directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the respective director served.

         The Board of Directors has a standing Audit Committee. The Audit Committee consists of Mr. Metz, as Chairman, and Messrs. Caton and Smith. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls. It reviews and accepts the reports of Guaranty's independent auditors, internal auditor and federal examiners. The Audit Committee met three times during the year ended December 31, 2001. Additional information with respect to the Audit Committee is discussed below under "Audit Information."

         The Executive Committee has assumed the responsibilities of the Compensation Committee with respect to the review of senior management's performance and compensation and the review and setting of guidelines for compensation of all employees. The Executive Committee consists of Mr. Caton, as Chairman, and Messrs. Eckford and Sipe. The Executive Committee met four times during the year ended December 31, 2001.

Security Ownership of Management

         The following table sets forth information as of March 1, 2002, regarding the number of shares of Common Stock beneficially owned by each director, each individual named in the Summary Compensation Table below and all current directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the individual living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

                                        Common Stock
Name                               Beneficially Owned (1)    Percentage of Class
----                               ----------------------    -------------------

Thomas P. Baker                                  0                   --
Henry J. Browne                             38,637                  1.97%
Douglas E. Caton                           323,115                 16.45%
Thomas F. Crump                             10,000                    *
William E. Doyle, Jr.                       20,000                  1.01%
Jason I. Eckford, Jr.                        2,500                    *
Harry N. Lewis                               7,616                    *
John R. Metz                                16,082                    *
Donna W. Richards                                0                   --
Richard L. Saunders                         10,000                    *
James R. Sipe, Jr.                           4,100                    *
Oscar W. Smith, Jr.                         22,174                  1.13%

All current directors and executive
   officers as a group (10 Persons)        454,224                 22.53%

---------------------------
* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
(1) Amounts disclosed include shares of Common Stock that certain individuals have the right to acquire upon the exercise of stock options exercisable within 60 days of March 1, 2002, as follows: Mr. Browne, 2,400; Mr. Caton, 2,400; Mr. Crump, 10,000; Mr. Doyle, 20,000; Mr. Lewis, 2,400; Mr. Metz,
     2,400; Mr. Saunders, 10,000; Mr. Sipe, 2,400; and Mr. Smith, 2,400.

Security Ownership of Certain Beneficial Owners

         The following table sets forth information as of March 1, 2002, regarding the number of shares of Common Stock beneficially owned by all persons who own five percent or more of the outstanding shares of Common Stock.

                                Common Stock
Name and Address            Beneficially Owned (1)        Percentage of Class
----------------            ----------------------        -------------------

Douglas E. Caton                   323,115                       16.45%
4 Deer Park
Earlysville, Virginia

-----------------------
(1) Amounts disclosed include 2,400 shares of Common Stock that Mr. Caton has the right to acquire upon the exercise of stock options exercisable within 60 days of March 1, 2002.


Executive Officers Who Are Not Directors

         Thomas F. Crump, 45, has been Senior Vice President and Chief Financial Officer since September 2000. From July 1997 to September 2000, he was Senior Vice President and Controller of Heilig-Meyers Company ("Heilig-Meyers") and, from June 1993 to July 1997, he was Vice President and Controller of Heilig-Meyers.

         Richard L. Saunders, 48, has been Senior Vice President and Chief Credit Officer since February 2000. From June 1998 to February 2000, he was Vice President and a commercial banker of Guaranty and, from April 1996 to June 1998, he was Vice President and a business banker with Jefferson National Bank and its successor, Wachovia Bank. Mr. Saunders also acted as Guaranty's chief executive officer from March 2001 to May 2001.

Executive Compensation

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 2001, 2000 and 1999, the cash compensation paid by Guaranty, as well as certain other compensation paid or accrued for those years, to the named Executive Officers in all capacities in which they served.

                                             Summary Compensation Table

                                             Annual Compensation                    Long-Term Compensation
                                             -------------------                    ----------------------
                                                                                  Securities
          Name and                                              Other Annual      Underlying        All Other
     Principal Position     Year     Salary ($)   Bonus ($)   Compensation ($)     Options     Compensation ($)(1)
     ------------------     ----     ----------   ---------   ----------------     -------     -------------------

 William E. Doyle, Jr.      2001        118,310      --          47,201 (3)         5,000              --
 President and Chief
   Executive Officer (2)

 Thomas P. Baker            2001        191,697      --               *               --                820
 Former President and       2000        157,506      --               *               --              3,938
   Chief Executive Officer  1999        147,500      --               *               --              3,750
   (4)

 Thomas F. Crump            2001        151,575      --               *              100              2,293
 Senior Vice President and  2000         45,202      --               *               --               --
   Chief Financial Officer
   (5)

 Richard L. Saunders        2001        122,969      --               *              100              3,689
 Senior Vice President and  2000         89,262      --               *               --              2,684
   Chief Credit Officer (6)

 Donna W. Richards          2001        129,461      --               *               --              3,237
 Former Senior Vice         2000        136,505      --               *               --              3,203
   President and Chief      1999        125,833  20,000 (8)           *             22,500            2,297
   Operating Officer (7)

---------------------
* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(1) Amounts reflect Guaranty's matching contribution under its Section 401(k) retirement plan.
(2)  Mr. Doyle's employment with Guaranty commenced in May 2001.
(3) Amount includes $33,758 in relocation expenses in connection with the commencement of Mr. Doyle's employment.
(4) Mr. Baker's employment with Guaranty terminated in March 2001. The amount shown for 2001 includes payments in 2001 under the terms of a severance agreement with Guaranty.
(5)  Mr. Crump's employment with Guaranty commenced in September 2000.
(6) Mr. Saunders became an executive officer of Guaranty in September 2000. The amounts shown for 2000 include all compensation paid to Mr. Saunders by Guaranty from January 1, 2000.
(7) Ms. Richards' employment with Guaranty terminated in July 2001. The amount shown for 2001 includes payments in 2001 under the terms of a severance agreement with Guaranty.
(8) In February 1999, Ms. Richards was paid a one-time signing bonus in connection with her entering into an employment agreement with Guaranty.

Stock Option Grants

         The following table sets forth for the year ended December 31, 2001, the grants of stock options to the named Executive Officers:

                                         Option Grants In Last Fiscal Year
                                                     Percent of Total
                            Number of Securities    Options Granted to
                             Underlying Options    Employees in Fiscal      Exercise or Base
Name                          Granted (#) (1)          Year (%) (2)         Price ($/Share)       Expiration Date
----                          ---------------          ------------         ---------------       ---------------
William E. Doyle, Jr.               5,000                   30.3                  7.90              May 10, 2011
                                      100                    0.6                  8.30           November 13, 2006

Thomas F. Crump                       100                    0.6                  8.30           November 13, 2006

Richard L. Saunders                   100                    0.6                  8.30           November 13, 2006

-----------------------
(1) Stock options were granted at or above the fair market value of the shares of Common Stock at the date of grant. The grant to Mr. Doyle of options to purchase 5,000 shares of Common Stock is immediately exercisable. The grant to each of Messrs. Doyle, Crump and Saunders of options to purchase 100 shares of Common Stock becomes exercisable on November 14, 2002.
(2) Options to purchase 16,512 shares of Common Stock were granted to employees during the year ended December 31, 2001.


Option Exercises and Holdings

         In the year ended December 31, 2001, no stock options were exercised by any of the named Executive Officers. The following table sets forth the amount and value of stock options held by the named Executive Officers as of December 31, 2001.

                                Fiscal Year-End Option Values
                                   Number of
                             Securities Underlying                Value of Unexercised
                             Unexercised Options at               In-the-Money Options
                             Fiscal Year End (#) (1)              at Fiscal Year End (2)
                             -----------------------              ----------------------

            Name          Exercisable     Unexercisable        Exercisable     Unexercisable
            ----          -----------     -------------        -----------     -------------

  William E. Doyle, Jr.      5,000             100                 $500             --

  Thomas F. Crump              --              100                  --              --

  Richard L. Saunders        5,000             100                  --              --

----------------
   (1) Each of these options relates to shares of Common Stock.
   (2) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between (i) the fair market value of common stock underlying the options at December 31, 2001 ($8.00) and (ii) the exercise price of the options. Except for Mr. Doyle's options to purchase 5,000 shares of Common Stock, which have an exercise price of $7.90 per share, no options disclosed in the table were in-the-money as of December 31, 2001.

Directors' Fees

         Directors, excluding directors who are officers of Guaranty, receive fees of $550 for each meeting of the Board of Directors attended and $300 for each Executive, Loan and Audit Committee meeting attended. Mr. Caton, who is an ex officio member of all committees and devotes additional time to Guaranty's affairs as Chairman of the Board of Directors, received a fee of $32,500 in the fiscal year ended December 31, 2001, in lieu of any fees for attending Board of Directors and committee meetings.

         In 1997, Guaranty granted to each of its non-employee directors options to purchase 4,000 shares of Common Stock. Of this amount, options to purchase 800 shares of Common Stock vest each year and are exercisable for a period of three years. Such options, which Guaranty granted under its 1991 Incentive Plan, have an exercise price at or above the fair market value of the Common Stock as of the date of the grant.

         Beginning in 2002, Guaranty will annually issue 150 shares of Common Stock to each of its non-employee directors. Such shares are not issued under any of Guaranty's plans, and they are in addition to the cash compensation that the directors receive.

Employment Agreements

         Guaranty and William E. Doyle, Jr. are parties to an employment agreement dated as of May 10, 2001. The agreement provides for Mr. Doyle's service as President and Chief Executive Officer of both Guaranty and Guaranty Bank and provides for a base salary of $195,300. In addition, the agreement provides for, at the beginning of his employment, the grant of options to purchase 5,000 shares of Common Stock and, in each of February 2002, 2003 and 2004, the grant of options to purchase 10,000 shares of Common Stock. Each option, which Guaranty granted or will grant under its 1991 Incentive Plan, is immediately exercisable, has an exercise price of the fair market value at the date of grant and has an 10-year term. The options are intended to be treated as incentive stock options.

         Under the agreement, if Mr. Doyle's employment is terminated by Guaranty for reasons other than cause or by Mr. Doyle for "good reason" (as defined in the agreement), he will be entitled to receive severance pay equal to one-twelfth of his annual base salary in effect at the time for 36 months or for the remainder of the term of the agreement, whichever is less. If his employment terminates for reasons other than cause or for good reason within one year of a change in control of Guaranty, he will be entitled to severance payments approximately equal to 299% of his annualized cash compensation for a period that precedes the change in control as determined under the Internal Revenue Code of 1986, as amended. If termination of employment due to a change in control had occurred in the year ended December 31, 2001, Mr. Doyle would have been entitled to severance payments amounting to approximately $583,947.

         The agreement also contains a covenant not to compete that is in effect while Mr. Doyle is an officer and employee of Guaranty and for a 12-month period after the termination of his employment. The agreement is for a period ending May 31, 2006.

Transactions with Management

         Some of the directors and officers of Guaranty are at present, as in the past, customers of Guaranty, and Guaranty has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

         There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to Guaranty.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Guaranty's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulation to furnish Guaranty with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to Guaranty or written representation that no other reports were required, Guaranty believes that, during fiscal year 2001, all filing requirements applicable to its directors and executive officers were complied with, except that the President and Chief Executive Officer inadvertently filed late a report on Form 3 in March 2002.


                              INDEPENDENT AUDITORS

         Guaranty expects to appoint BDO Seidman, LLP to perform the audit of Guaranty's financial statements for the year ending December 31, 2002. BDO Seidman, LLP has acted as Guaranty's auditors for the past seven years and has reported on financial statements during that period. A representative from BDO Seidman, LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions from shareholders.


                                AUDIT INFORMATION

         The Board of Directors has adopted a written charter for the Audit Committee. The three members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

                     Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed or expected to be billed to Guaranty by BDO Seidman, LLP for professional services rendered in connection with the audit of Guaranty's annual financial statements for the fiscal year ended December 31, 2001, and for the review of Guaranty's interim financial statements included in Guaranty's Quarterly Reports on Form 10-QSB for that fiscal year, was $83,800.

Financial Information System Design and Implementation Fees

         There were no professional services rendered to Guaranty by BDO Seidman, LLP for the design and implementation of financial information systems for the fiscal year ended December 31, 2001.

All Other Fees

         The aggregate amount of fees billed to Guaranty by BDO Seidman, LLP for all other non-audit services rendered to Guaranty for the fiscal year ended December 31, 2001 was $23,200, all of which represent fees for tax and audit-related services. Audit-related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audits and SEC registration statements. The Audit Committee has considered whether the independent auditor's provision of non-audit services to Guaranty is compatible with maintaining the auditor's independence.

                             Audit Committee Report

         Management is responsible for Guaranty's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of Guaranty's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Guaranty and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of non-audit services to Guaranty is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Guaranty's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

           Submitted by the Audit Committee of the Board of Directors

                             John R. Metz, Chairman
                                Douglas E. Caton
                               Oscar W. Smith, Jr.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of Guaranty's Annual Report to Shareholders for the year ended December 31, 2001, has been furnished to shareholders. Additional copies may be obtained by written request to the Secretary of Guaranty at the address indicated below. The Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, GUARANTY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ESTHER
S. SHELER, SECRETARY, GUARANTY FINANCIAL CORPORATION, 1658 STATE FARM BOULEVARD, CHARLOTTESVILLE, VIRGINIA 22911. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                        PROPOSALS FOR 2003 ANNUAL MEETING

         Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2003 annual meeting of shareholders must cause such proposal to be received, in proper form, at Guaranty's principal executive offices at 1658 State Farm Boulevard, Charlottesville, Virginia 22911, no later than November 25, 2002, in order for the proposal to be considered for inclusion in Guaranty's Proxy Statement for that meeting. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Guaranty's Bylaws also prescribe the procedures that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2003 annual meeting of shareholders, notice of nomination must be received by Guaranty's Secretary not less than 60 days and not more than 90 days prior to the date of the 2003 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2003 annual meeting of shareholders, notice must be received by Guaranty's Secretary not less than 60 days and not more than 90 days prior to the date of the 2003 annual meeting. The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of Guaranty's Bylaws, without charge, upon written request to Guaranty's Secretary. Based upon an anticipated date of April 24, 2003 for the 2003 annual meeting of shareholders, Guaranty must receive any notice of nomination or other business no earlier than January 24, 2003 and no later than February 25, 2003.


                                  OTHER MATTERS

         The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                       By Order of The Board of Directors


                                       Esther S. Sheler
                                       Secretary

March 25, 2002


      PLEASE MARK VOTES                                    REVOCABLE PROXY
|X|   AS IN THIS EXAMPLE                            GUARANTY FINANCIAL CORPORATION


Proxy Solicited on Behalf of The Board of Directors                                                           With-    For All
                                                                                                      For     hold      Except
   The undersigned hereby appoints John R. Metz and James   1.  To elect as directors the three        _        _         _
R. Sipe, Jr., jointly and  severally,  proxies, with full       persons listed as nominees below.     |_|      |_|       |_|
power to act alone,  and with full power of substitution,
to represent the  undersigned  and to vote, as designated          For Terms Expiring in 2005
below  and  upon  any  and all  other  matters  that  may             William E. Doyle, Jr.
properly be brought  before such  meeting,  all shares of             Jason I. Eckford, Jr.
Common Stock that  the undersigned is entitled to vote at             Harry N. Lewis
the Annual Meeting of Shareholders of Guaranty  Financial
Corporation,  a  Virginia  corporation, to be held at the      INSTRUCTION:  To  withhold  authority  to  vote  for  any  individual
Glenmore Country Club, 1750 Piper Way, Keswick, Virginia,      nominee, mark "For All Except" and  write that nominee's  name in the
on April 25,  2002, at 10:00  a.m.,  local  time,  or any      space provided below.
adjournments thereof, for the following purposes:
                                                               _____________________________________________________________________

                                                               2.  In their  discretion,  the proxies are  authorized to vote upon any other  business  that may properly come before the meeting, or any adjournment thereof.


                                                                   THIS PROXY, WHEN PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER
                                                               DIRECTED HEREIN BY THE  SHAREHOLDER.  IF NO DIRECTION IS GIVEN,  THIS
                                                               PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1.

                                                                   If signing as  Attorney,  Administrator,  Executor,  Guardian  or
                                                               Trustee, please add your title as such.
                                    -----------------------
  Please be sure to sign and date   | Date                |
    this Proxy in the box below     |                     |
 ----------------------------------------------------------
 |                                                        |
 |                                                        |
  --Shareholder sign above---Co-holder (if any) sign above--


  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                         GUARANTY FINANCIAL CORPORATION

--------------------------------------------------------------------------------
|                             PLEASE ACT PROMPTLY                              |
|                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY                   |
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


--------------------------------

--------------------------------

--------------------------------